1 Company Overview September 2015 NASDAQ: Exhibit 99.1

Forward Looking Statements
Zogenix
cautions
you
that
statements
included
in
this
presentation
that
are
not
a
description
of
historical
facts
are
forward-looking
statements.
Words
such
as
"believes,"
"plans,"
"expects,"
"will,"
"potential"
and
similar
expressions
are
intended
to
identify
forward-looking
statements.
These
statements
are
based
on
the
company's
current
beliefs
and
expectations.
These
forward-looking
statements
include
statements
regarding:
the
timing
of
the
commencement
and
completion
of
clinical
trials
and
regulatory
submissions
for
ZX008
and
RELDAY;
the
Company's
cash
position
related
to
operating
expenses
and
planned
development
activities;
and
delivery
and
dosing
benefits
of
ZX008
and
RELDAY
and
the
potential
to
demonstrate
that
they
have
differentiated
product
profiles
amongst
currently
marketed
drug
products.
Actual
results
may
differ
from
those
set
forth
in
this
presentation
due
to
the
risk
and
uncertainties
inherent
in
Zogenix's
business,
including,
without
limitation:
difficulties
or
delays
relating
to
the
development,
testing,
manufacturing
and
marketing
of
any
of
Zogenix’s
product
candidates;
the
potential
that
earlier
clinical
trials
may
not
be
predictive
of
future
results;
Zogenix's
reliance
on
third
parties
to
conduct
its
clinical
trials,
enroll
patients,
manufacture
its
preclinical
and
clinical
drug
supplies
and
manufacture
commercial
supplies
of
its
drug
products,
if
approved;
Zogenix's
ability
to
fully
comply
with
numerous
federal,
state
and
local
laws
and
regulatory
requirements
that
apply
to
its
product
development
activities;
Zogenix
could
spend
its
available
financial
resources
faster
than
it
currently
expects
and
may
be
unable
to
raise
additional
capital
if
and
when
needed,
on
acceptable
terms
or
at
all;
and
other
risks
described
in
the
company's
filings
with
the
Securities
and
Exchange
Commission
(SEC).
You
are
cautioned
not
to
place
undue
reliance
on
these
forward-looking
statements,
which
speak
only
as
of
the
date
hereof,
and
Zogenix
undertakes
no
obligation
to
revise
or
update
this
release
to
reflect
events
or
circumstances
after
the
date
hereof.
All
forward-looking
statements
are
qualified
in
their
entirety
by
this
cautionary
statement.

Developed, Commercialized
and Monetized
CHRONIC
PAIN
ACUTE
MIGRAINES
EPILEPSY
(DRAVET SYNDROME)
SCHIZOPHRENIA
ONCE-MONTHLY
ZX008
(low-dose fenfluramine)
Late Stage Development
Global Opportunities
Products for the Treatment of
CENTRAL NERVOUS SYSTEM (CNS) Disorders

The Zogenix Opportunity
PROMISING PIPELINE
of Differentiated CNS Compounds in Late-Stage Clinical Development
FULLY FUNDED
For Multiple Milestones Through 2017 for 2 Clinical Programs
EXPERIENCED TEAM
with Successful Track Record of Drug Development
HIGHLY EFFICIENT
Path to Commercialization and Profitability
ORPHAN DRUG STRATEGY
Focused on Solving Significant Treatment Gaps

5 • Worldwide Rights • Orphan Drug Designation in U.S. and E.U. • Expect to Commercialize Directly in U.S. and E.U. • Asia-Pacific Partnering Opportunity ZX008 Dravet Syndrome PHASE 3 START Q4 2015

Dravet Syndrome: A Catastrophic Illness
Intractable, Severe Epilepsy Which Begins In Infancy
•
Estimated 16,000 -
29,000 Patients in the
U.S. and E.U.
1
•
Approximately 75 Specialty Treatment
Centers in U.S. and similar in E.U.
•
Does not Effectively Respond to Traditional
Epilepsy Medications
•
Cognitive, Developmental,
Behavioral, and Motor Impairment
Correlated with >5 Seizures/Month
2
•
Polypharmacy
is Standard of Care But No
Effective, Long-Term Treatment Exists
1.
Calculated
by
patient
incidence
rates
and
population
in
US
and
in
UK,
Germany,
Italy,
Spain,
France
Bayat
A
et
al;
Epilepsia.
2015:
56(4):e36-9
(ISSN:1528-1167)
The
incidence
of
SCN1A-related
Dravet
syndrome
in
Denmark
is
1:22,000:
A
population-based
study
from
2004
to
2009.
Brunklaus,
A.
et
al,
Brain,
2012:
135;
2329-2336.
Prognostic,
clinical
and
demographic
features
in
SCN1A
mutation-positive
Dravet
syndrome
Hurst,
Daniel;
Epilepsia.
31(4):397-400,
1990)
Epidemiology
of
Severe
Myoclonic
Epilepsy
of
Infancy
2.
Wolff
M.,
Dravet
C.
Epilepsia,
2006;
47
Suppl
2:45-8.
Severe
myoclonic
epilepsy
of
infants
(Dravet
syndrome):
natural
history
and
neuropsychological
findings.

First Published Study of Fenfluramine Efficacy
in Dravet Syndrome
•
Long-term open-label study
of fenfluramine as an
adjunctive anticonvulsant
therapy
•
12 Dravet syndrome
patients, 11 with
confirmatory genetic
mutation
•
70% of patients seizure-free
at last assessment
•
Range of 1-19 years of
seizure freedom
Clinical data / IP
licensed by Zogenix

This analysis includes 10 patients from the original cohort (5 years of follow-
up) and 2 patients who began treatment  in 2011 (4 years of follow-up)
Patients age range of 9 months to 13 years
at treatment initiation
Recent Multi-Year Follow-Up Analysis Further
Supports Fenfluramine Efficacy in Dravet Syndrome
•
>80% of Patients Achieved
>75% Reduction in Seizure
Frequency
•
29 of 58 Patient-Treatment
Years (50%) Were Seizure- Free
•
3 out of 12 Patients Were
Seizure-Free for All 5 Years
•
5 out of 12 Patients Were
Seizure-Free for 2-4 Years
•
No Clinically Significant Findings
Related to Cardiotoxicity
[Echocardiography]
•
Mild/Transient Side Effects:
Loss of Appetite, Fatigue,
Somnolence
Categorical Response to Low-Dose (10mg –
20mg Daily)
Fenfluramine
Ceulemans,
Berten,
et
al.
Five-Year
Follow-Up
of
Fenfluramine
as
Add-on
Treatment
in
Dravet
Syndrome.
11
th
European
Paediatric
Neurology
Society
Congress,
online
poster
presentation,
May
2015.

Pre-Clinical Evidence of Fenfluramine Activity in an
Established Model of Dravet Syndrome
Zhang,
Yifen,
et
al.
PLOS
May
12,
2015.
Pharmacological
Characterization
of
an
Antisense
Knockdown
Zebrafish
Model
of
Dravet
Syndrome:
Inhibition
of
Epileptic
Seizures
by
the
Serotonin
Agonist
Fenfluramine.
•
Zebrafish model of DS -
antisense
knockdown of scn1Lab
–
>80% of Dravet syndrome patients
test positive for SCN1A
gene
mutations
–
Mutant, in contrast to wild type,
zebrafish display hyperactivity,
convulsive seizure-like behavior, loss
of posture, repetitive jerking and a
myoclonic seizure-like pattern
•
Demonstrated  the ability of
fenfluramine to significantly reduce
locomotion and  to eliminate
epileptiform EEG activity
•
These data support the clinical results
obtained in the Belgium cohort of
patients
Wildtype
scn1Lab
Mutant

History of Therapeutic Use of Fenfluramine
•
Off-Label Combination Use with
Phentermine in 1980s/1990s, Often At
Higher than Approved Doses
•
Approved Dosage: 60-120mg Daily
–
Substantially
Higher than
ZX008 dose
in Dravet syndrome treatment
•
Fenfluramine Withdrawn Worldwide in
late 90’s/early 2000’s Due to Heart
Valve Problems in Obese Adults
•
>40 Studies Published Evaluating
Fenfluramine > 400 Children
•
Focus on Treating Autism, ADHD
•
No CV Side Effects Reported
Fenfluramine
Approved Use in
Adult Obesity
Approved Use in
Adult Obesity
Experimental Use in Pediatric
Neurobehavioral Conditions
Experimental Use in Pediatric
Neurobehavioral Conditions

Established Pathway to Phase 3 Development
and Regulatory Submissions
Summary of Correspondence with FDA and European
Agencies
•
Recognition That Benefit/Risk in Dravet Syndrome Is Different to Use of Fenfluramine
as an Appetite Suppressant
•
Confirmed Path to IND / CTA Submissions to Initiate Phase 3 Efficacy Trials
–
IND submitted at end of August 2015
–
CTA to be submitted through Voluntary Harmonization Procedure
–
FDA requires establishment of cardiovascular monitoring procedures prior to study initiation
•
505(b)(2) Pathway in U.S. Confirmed
•
Encouraged to Seek Fast Track Designation in U.S. Once IND is Active
•
Orphan Drug Designation Granted
•
Post-Approval REMS / Risk Management Plan Will be Required

ZX008
Summary of Phase 3 Study Design
8 WEEKS
BASELINE
OBSERVATION
12 WEEKS
TREATMENT
Initial Screen
Placebo
Open Label
Safety Study
N = 105
Ages 2 –
18
ZX008
High dose
ZX008
Low dose
•
Two identical studies, one U.S. and one multinational (mainly Europe)
•
Q4 2015 initiation of U.S. study
•
Primary endpoint: change in convulsive seizures from baseline

E.U.
57%
Market Research: ZX008 Could be Used as First or
Second Adjunct Therapy in Dravet Syndrome
% of Neuros
Who
Would Use ZX008
as a 1
st
or 2
nd
Adjunct Therapy
Source: BioStrategies Market Research, May 2015
U.S.
81%
Neurologists…
•
Were Overwhelmingly Positive Regarding the Safety and Efficacy Profile
of ZX008
•
Consider 78%
of Dravet
Syndrome Patients to be Clinically Appropriate for
ZX008 Treatment
Polypharmacy
is Standard of Care for
Management of Epilepsy

Established Product Protection
ORPHAN DRUG STATUS
May Provide 10 Years of Market Exclusivity in E.U. and 7 Years in U.S.
When Obtained in Japan, ODS Will Provide 10 Years Exclusivity
PATENTS PENDING
(1)
Use of Fenfluramine in Dravet Syndrome and
Elements
of a Future REMS Program
Ongoing Preclinical & Development Work Providing Additional IP Opportunities
PRODUCT SPECIFIC REMS
Will Include Patient Registry and Cardiac Monitoring
Difficult to Circumvent and Expensive to Replicate
(1)
Method For the Treatment of Dravet Syndrome –
(13/887,014), (EP 2014/058954), (14/447/253), (14/447/303), (14/447,369)

15 Proprietary Subcutaneous Once-Monthly Antipsychotic • Highly Differentiated Profile • Worldwide Rights • Co-Development/Commercialization Opportunity Schizophrenia PHASE 3 READY Q1 2016

Market Overview of LAIs for Treatment of
Schizophrenia
•
2.4 Million Diagnosed Patients
in the U.S.
•
Treatment Compliance Can Be
Challenging
•
Treatment Paradigm Evolving
Towards Earlier Use of LAIs
LAIs for
Schizophrenia
LAIs for
Schizophrenia
PATIENTS
PHYSICIANS
Large, Growing
$4 –
5B WW Market
•
Highly Concentrated U.S. Market
•
11,000 Psychiatrists Prescribing LAI
Antipsychotics
Source: Credit Suisse Securities Research, Dec. 9, 2014

RELDAY Has a Differentiated LAI Profile
•
Designed to overcome complexities associated
with other long acting injections
–
No oral supplementation / complicated loading dose
regimens
–
Initiation dose identical to maintenance dose
•
Once-monthly
dosing interval
•
Subcutaneous administration
–
Potential for improved safety and tolerability
•
Stable formulation without the need for
reconstitution prior to use

Strong Physician Endorsement of Product
Attributes Relative to Marketed LAIs
Highest on Clinical
and Product Merits
Very Positive/Positive
On Initial Reaction
Source: BioStrategies Group, 2013, N=150 U.S. Physicians, 173 E.U. Physicians
U.S.
E.U.
69%
61%
RELDAY
INVEGA®
SUSTENNA®
Risperdal®
CONSTA®
Abilify
Maintena™
Zyprexa®
Relprevv™
7 POINT SCALE
1 = “Worst”     |     7 = “Best”
Average (U.S. and E.U.)
5.1
4.4
4.2
3.9
3.4

Development Progress to Date
•
Single-Dose Study Successfully Completed
•
Multi-Dose Study Initiated: Top-Line Results
Q3 2015
•
Issued and Pending Patents Through
at Least 2034
•
Formulation Technology also Amenable to
Three-Monthly Dosing Interval for Future
Development and Life-Cycle Management
A Proven, Effective
and Safe Molecule
for the Treatment
of Schizophrenia

2015
Q1
Q2
Q3
Q4
Focused on Execution in Late-Stage
Development
ZX008
Submit
IND / CTAs
Initiate U.S.
Phase 3
Initiate EU Phase 3 (Q1 2016)
Targeting Phase 3 Results
Prepare for NDA/MAA
Submission
End of Phase 2 FDA Meeting
Initiate Phase 3 with Partner
Phase 1B
Results
Expected
AES scientific
presentations
2016
Initiated
Phase 1B
Trial
Initiate
Partnering
Discussions

Financial Highlights
Cash
( balance at 6-30-15 plus follow-on offering net proceeds)
$169.4 M
Debt
(1)
(as of 6-30-15)
$20.0
M
Guidance
for 2H-2015
R&D expenses
G&A expenses
$19 M –
$22 M
$14 M –
$16 M
Common Shares Outstanding
(2)
24.6 million
Fully Diluted Shares
(3)
29.0 million
(1)
Excludes $7.0 million working capital advance from Endo International
(2)
Common shares outstanding include 5.5 million shares issues in August 2015 follow-on offering
(3)
Fully diluted shares include options to purchase 2.4 million shares and warrants to purchase 2.0 million shares with weighted average exercise prices of
$18.96 and $21.47, respectively

22 NASDAQ: PROMISING PIPELINE FULLY FUNDED CLINICAL PROGRAMS EXPERIENCED, SUCCESSFUL TEAM SIGNIFICANT NEAR-TERM MILESTONES HIGHLY EFFICIENT PATH TO COMMERCIALIZATION